September 14, 2020

Universal Technical Institute, Inc.

4225 East Windrose Ave

Suite 200

Phoenix, AZ 8503

Re: Universal Technical Institute – Restriction on Stock Sales

The undersigned is receiving a distribution of Series A Convertible Preferred Stock issued by Universal Technical Institute, Inc. (the “Company”), $0.0001 par value per share (the “Preferred Stock”) from Coliseum Holdings I, LLC (“Holdings”). The undersigned recognizes that it is in the best financial interests of the undersigned, as an owner of the Preferred Stock, that the undersigned not sell the Preferred Stock or any common stock into which the Preferred Stock may be converted in accordance with its terms for a reasonable period following the distribution. The Preferred Stock received in connection with the distribution by Holdings and any common stock into which such Preferred Stock may be converted is referred to herein as the “Company Securities”. For the avoidance of doubt, to the extent the undersigned separately holds any securities issued by the Company not received in the distribution, any such securities shall not be Company Securities subject to the restrictions herein.

The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal or state securities laws.

The undersigned hereby acknowledges and agrees that the undersigned will not, without the prior written consent of the Company, (1) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a “Disposition”) any Company Securities (collectively, the “Lock-Up Shares”), pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a period commencing on the date hereof and ending one hundred and eighty (180) calendar days after the date of the distribution, inclusive (the “Lock-Up Period”), (2) if the undersigned is a party to a registration rights agreement, during the Lock-Up Period, exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned’s Disposition of any of the Lock-Up Shares held by the undersigned, (3) if the undersigned is party to a registration rights agreement, otherwise participate as a selling securityholder in any manner in any registration of Lock-Up Shares effected by the Company under the Act, including under any registration statement, during the Lock-Up Period, or (4) engage in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of the Lock-Up Shares during the Lock-Up Period, even if the Lock-Up Shares would be disposed of by someone other than such holder, and such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such Lock-Up Shares.

A-1

Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, the Company has agreed that the foregoing restrictions shall not apply to:

(1)

any Disposition or transfer of the Lock-Up Shares to a family member, trust, or entity in which more than fifty percent (50%) of the voting interests are owned by the undersigned or the undersigned’s immediate family members (as defined in General Instruction A.1(a)(5) to Form S-8 under the Act);

(2)	any bona fide gift;

(3)	any Disposition or transfer of the Lock-Up Shares by will, intestate succession or by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(4)

any Disposition or transfer of the Lock-Up Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of the Company Securities involving a Change of Control (as defined below) (including any support or voting agreement entered into in connection therewith); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-up Shares of the undersigned shall remain subject to the restrictions contained in this letter agreement; or

(5)

distributions, transfers or dispositions of the Lock-up Shares (i) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Act) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned (collectively, “Affiliates”), or (ii) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, current or former partners (general or limited), members, beneficiaries, or other equity holders, or to the estates of such stockholders, partners, members, beneficiaries or other equity holders; or

(6)

the conversion of the undersigned’s Series A Preferred Stock outstanding preferred stock of the Company into shares of Common Stock; provided that any such shares of Common Stock received upon such conversion shall be subject to the terms of this letter agreement;

provided that in the case of any transfer, gift or other disposition pursuant to the immediately preceding clauses (1) or (2), except in the case of a bona fide gift to a charitable organization, the transferee, trust, donee or other recipient agrees to be bound in writing by the terms of this letter agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (including, for the avoidance of doubt, any filings under Section 16(a) and Section 13(d) or 13(g) of the Exchange Act but excluding any filings made after the expiration of the Lock-Up Period). For purposes of clause (4) above, “Change of Control” shall mean any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which would be that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company.

A-2

It is understood that, if the distribution does not occur on or before September 30, 2020, the obligations under this letter agreement shall automatically terminate.

In furtherance of the foregoing, the Company’s transfer agent and registrar are hereby authorized to decline to make any transfer of the Lock-Up Shares if such transfer would constitute a violation or breach of this letter agreement. This letter agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

A-3

Very truly yours, Coliseum Capital Partners, L.P. By: Coliseum Capital, LLC
By:	/s/ Adam L. Gray

Print Name:	Adam L. Gray

[Signature Page to Lock-Up Agreement]

September 14, 2020

Universal Technical Institute, Inc.

4225 East Windrose Ave

Suite 200

Phoenix, AZ 8503

Re: Universal Technical Institute – Restriction on Stock Sales

The undersigned is receiving a distribution of Series A Convertible Preferred Stock issued by Universal Technical Institute, Inc. (the “Company”), $0.0001 par value per share (the “Preferred Stock”) from Coliseum Holdings I, LLC. (“Coliseum Holdings”). The undersigned recognizes that it is in the best financial interests of the undersigned, as an owner of the Preferred Stock, that the undersigned not sell the Preferred Stock or any common stock into which the Preferred Stock may be converted in accordance with its terms for a reasonable period following the distribution. The Preferred Stock received in connection with the distribution by Coliseum Holdings and any common stock into which such Preferred Stock may be converted is referred to herein as the “Company Securities”. For the avoidance of doubt, to the extent the undersigned separately holds any securities issued by the Company not received in the distribution, any such securities shall not be Company Securities subject to the restrictions herein.

The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal or state securities laws.

The undersigned hereby acknowledges and agrees that the undersigned will not, without the prior written consent of the Company, (1) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a “Disposition”) any Company Securities (collectively, the “Lock-Up Shares”), pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a period commencing on the date hereof and ending one hundred and eighty (180) calendar days after the date of the distribution, inclusive (the “Lock-Up Period”), (2) if the undersigned is a party to a registration rights agreement, during the Lock-Up Period, exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned’s Disposition of any of the Lock-Up Shares held by the undersigned, (3) if the undersigned is party to a registration rights agreement, otherwise participate as a selling securityholder in any manner in any registration of Lock-Up Shares effected by the Company under the Act, including under any registration statement, during the Lock-Up Period, or (4) engage in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of the Lock-Up Shares during the Lock-Up Period, even if the Lock-Up Shares would be disposed of by someone other than such holder, and such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such Lock-Up Shares.

A-1

Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, the Company has agreed that the foregoing restrictions shall not apply to:

(1)

any Disposition or transfer of the Lock-Up Shares to a family member, trust, or entity in which more than fifty percent (50%) of the voting interests are owned by the undersigned or the undersigned’s immediate family members (as defined in General Instruction A.1(a)(5) to Form S-8 under the Act);

(2)	any bona fide gift;

(3)	any Disposition or transfer of the Lock-Up Shares by will, intestate succession or by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(4)

any Disposition or transfer of the Lock-Up Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of the Company Securities involving a Change of Control (as defined below) (including any support or voting agreement entered into in connection therewith); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-up Shares of the undersigned shall remain subject to the restrictions contained in this letter agreement; or

(5)

distributions, transfers or dispositions of the Lock-up Shares (i) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Act) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned (collectively, “Affiliates”), or (ii) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, current or former partners (general or limited), members, beneficiaries, or other equity holders, or to the estates of such stockholders, partners, members, beneficiaries or other equity holders; or

(6)

the conversion of the undersigned’s Series A Preferred Stock outstanding preferred stock of the Company into shares of Common Stock; provided that any such shares of Common Stock received upon such conversion shall be subject to the terms of this letter agreement;

provided that in the case of any transfer, gift or other disposition pursuant to the immediately preceding clauses (1) or (2), except in the case of a bona fide gift to a charitable organization, the transferee, trust, donee or other recipient agrees to be bound in writing by the terms of this letter agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (including, for the avoidance of doubt, any filings under Section 16(a) and Section 13(d) or 13(g) of the Exchange Act but excluding any filings made after the expiration of the Lock-Up Period). For purposes of clause (4) above, “Change of Control” shall mean any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which would be that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company.

A-2

It is understood that, if the distribution does not occur on or before September 30, 2020, the obligations under this letter agreement shall automatically terminate.

In furtherance of the foregoing, the Company’s transfer agent and registrar are hereby authorized to decline to make any transfer of the Lock-Up Shares if such transfer would constitute a violation or breach of this letter agreement. This letter agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

A3

Very truly yours,
Blackwell Partners LLC – Series A
By:	/s/ Abayomi A. Adigun
Name: Abayomi A. Adigun
Title: Investment Manager DUMAC, Inc., Authorized Agent

By:	/s/ Jannine M. Lall
Name: Jannine M. Lall
Title: Head of Finance & Controller DUMAC, Inc., Authorized Agent

[Signature Page to Lock-Up Agreement]

September 14, 2020

Universal Technical Institute, Inc.

4225 East Windrose Ave

Suite 200

Phoenix, AZ 8503

Re: Universal Technical Institute – Restriction on Stock Sales

The undersigned is receiving a distribution of Series A Convertible Preferred Stock issued by Universal Technical Institute, Inc. (the “Company”), $0.0001 par value per share (the “Preferred Stock”) from Coliseum Capital Co-Invest, L.P. (“CCC”). The undersigned recognizes that it is in the best financial interests of the undersigned, as an owner of the Preferred Stock, that the undersigned not sell the Preferred Stock or any common stock into which the Preferred Stock may be converted in accordance with its terms for a reasonable period following the distribution. The Preferred Stock received in connection with the distribution by CCC and any common stock into which such Preferred Stock may be converted is referred to herein as the “Company Securities”. For the avoidance of doubt, to the extent the undersigned separately holds any securities issued by the Company not received in the distribution, any such securities shall not be Company Securities subject to the restrictions herein.

The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal or state securities laws.

The undersigned hereby acknowledges and agrees that the undersigned will not, without the prior written consent of the Company, (1) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a “Disposition”) any Company Securities (collectively, the “Lock-Up Shares”), pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a period commencing on the date hereof and ending one hundred and eighty (180) calendar days after the date of the distribution, inclusive (the “Lock-Up Period”), (2) if the undersigned is a party to a registration rights agreement, during the Lock-Up Period, exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned’s Disposition of any of the Lock-Up Shares held by the undersigned, (3) if the undersigned is party to a registration rights agreement, otherwise participate as a selling securityholder in any manner in any registration of Lock-Up Shares effected by the Company under the Act, including under any registration statement, during the Lock-Up Period, or (4) engage in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of the Lock-Up Shares during the Lock-Up Period, even if the Lock-Up Shares would be disposed of by someone other than such holder, and such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such Lock-Up Shares.

A-1

Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, the Company has agreed that the foregoing restrictions shall not apply to:

(1)

any Disposition or transfer of the Lock-Up Shares to a family member, trust, or entity in which more than fifty percent (50%) of the voting interests are owned by the undersigned or the undersigned’s immediate family members (as defined in General Instruction A.1(a)(5) to Form S-8 under the Act);

(2)	any bona fide gift;

(3)	any Disposition or transfer of the Lock-Up Shares by will, intestate succession or by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(4)

any Disposition or transfer of the Lock-Up Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of the Company Securities involving a Change of Control (as defined below) (including any support or voting agreement entered into in connection therewith); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-up Shares of the undersigned shall remain subject to the restrictions contained in this letter agreement; or

(5)

distributions, transfers or dispositions of the Lock-up Shares (i) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Act) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned (collectively, “Affiliates”), or (ii) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, current or former partners (general or limited), members, beneficiaries, or other equity holders, or to the estates of such stockholders, partners, members, beneficiaries or other equity holders; or

(6)

the conversion of the undersigned’s Series A Preferred Stock outstanding preferred stock of the Company into shares of Common Stock; provided that any such shares of Common Stock received upon such conversion shall be subject to the terms of this letter agreement;

provided that in the case of any transfer, gift or other disposition pursuant to the immediately preceding clauses (1) or (2), except in the case of a bona fide gift to a charitable organization, the transferee, trust, donee or other recipient agrees to be bound in writing by the terms of this letter agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (including, for the avoidance of doubt, any filings under Section 16(a) and Section 13(d) or 13(g) of the Exchange Act but excluding any filings made after the expiration of the Lock-Up Period). For purposes of clause (4) above, “Change of Control” shall mean any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which would be that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company.

A-2

It is understood that, if the distribution does not occur on or before September 30, 2020, the obligations under this letter agreement shall automatically terminate.

In furtherance of the foregoing, the Company’s transfer agent and registrar are hereby authorized to decline to make any transfer of the Lock-Up Shares if such transfer would constitute a violation or breach of this letter agreement. This letter agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

A-3

Very truly yours,
By:	/s/ Christopher S. Shackelton

Print Name:	Christopher S. Shackelton

[Signature Page to Lock-Up Agreement]

September 14, 2020

Universal Technical Institute, Inc.

4225 East Windrose Ave

Suite 200

Phoenix, AZ 8503

Re: Universal Technical Institute – Restriction on Stock Sales

The undersigned is receiving a distribution of Series A Convertible Preferred Stock issued by Universal Technical Institute, Inc. (the “Company”), $0.0001 par value per share (the “Preferred Stock”) from Coliseum Capital Partners II, L.P. (“CCPII”). The undersigned recognizes that it is in the best financial interests of the undersigned, as an owner of the Preferred Stock, that the undersigned not sell the Preferred Stock or any common stock into which the Preferred Stock may be converted in accordance with its terms for a reasonable period following the distribution. The Preferred Stock received in connection with the distribution by CCPII and any common stock into which such Preferred Stock may be converted is referred to herein as the “Company Securities”. For the avoidance of doubt, to the extent the undersigned separately holds any securities issued by the Company not received in the distribution, any such securities shall not be Company Securities subject to the restrictions herein.

The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal or state securities laws.

The undersigned hereby acknowledges and agrees that the undersigned will not, without the prior written consent of the Company, (1) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a “Disposition”) any Company Securities (collectively, the “Lock-Up Shares”), pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a period commencing on the date hereof and ending one hundred and eighty (180) calendar days after the date of the distribution, inclusive (the “Lock-Up Period”), (2) if the undersigned is a party to a registration rights agreement, during the Lock-Up Period, exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned’s Disposition of any of the Lock-Up Shares held by the undersigned, (3) if the undersigned is party to a registration rights agreement, otherwise participate as a selling securityholder in any manner in any registration of Lock-Up Shares effected by the Company under the Act, including under any registration statement, during the Lock-Up Period, or (4) engage in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of the Lock-Up Shares during the Lock-Up Period, even if the Lock-Up Shares would be disposed of by someone other than such holder, and such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such Lock-Up Shares.

A-1

Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, the Company has agreed that the foregoing restrictions shall not apply to:

(1)

any Disposition or transfer of the Lock-Up Shares to a family member, trust, or entity in which more than fifty percent (50%) of the voting interests are owned by the undersigned or the undersigned’s immediate family members (as defined in General Instruction A.1(a)(5) to Form S-8 under the Act);

(2)	any bona fide gift;

(3)	any Disposition or transfer of the Lock-Up Shares by will, intestate succession or by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(4)

any Disposition or transfer of the Lock-Up Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of the Company Securities involving a Change of Control (as defined below) (including any support or voting agreement entered into in connection therewith); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-up Shares of the undersigned shall remain subject to the restrictions contained in this letter agreement; or

(5)

distributions, transfers or dispositions of the Lock-up Shares (i) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Act) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned (collectively, “Affiliates”), or (ii) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, current or former partners (general or limited), members, beneficiaries, or other equity holders, or to the estates of such stockholders, partners, members, beneficiaries or other equity holders; or

(6)

the conversion of the undersigned’s Series A Preferred Stock outstanding preferred stock of the Company into shares of Common Stock; provided that any such shares of Common Stock received upon such conversion shall be subject to the terms of this letter agreement;

provided that in the case of any transfer, gift or other disposition pursuant to the immediately preceding clauses (1) or (2), except in the case of a bona fide gift to a charitable organization, the transferee, trust, donee or other recipient agrees to be bound in writing by the terms of this letter agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (including, for the avoidance of doubt, any filings under Section 16(a) and Section 13(d) or 13(g) of the Exchange Act but excluding any filings made after the expiration of the Lock-Up Period). For purposes of clause (4) above, “Change of Control” shall mean any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which would be that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company.

A-2

It is understood that, if the distribution does not occur on or before September 30, 2020, the obligations under this letter agreement shall automatically terminate.

In furtherance of the foregoing, the Company’s transfer agent and registrar are hereby authorized to decline to make any transfer of the Lock-Up Shares if such transfer would constitute a violation or breach of this letter agreement. This letter agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

A-3

Very truly yours,

By:	/s/ Christopher Shackelton

Print Name:	Christopher Shackelton

[Signature Page to Lock-Up Agreement]

September 14, 2020

Universal Technical Institute, Inc.

4225 East Windrose Ave

Suite 200

Phoenix, AZ 8503

Re: Universal Technical Institute – Restriction on Stock Sales

The undersigned is receiving a distribution of Series A Convertible Preferred Stock issued by Universal Technical Institute, Inc. (the “Company”), $0.0001 par value per share (the “Preferred Stock”) from Coliseum Capital Co-Invest, L.P. (“CCC”). The undersigned recognizes that it is in the best financial interests of the undersigned, as an owner of the Preferred Stock, that the undersigned not sell the Preferred Stock or any common stock into which the Preferred Stock may be converted in accordance with its terms for a reasonable period following the distribution. The Preferred Stock received in connection with the distribution by CCC and any common stock into which such Preferred Stock may be converted is referred to herein as the “Company Securities”. For the avoidance of doubt, to the extent the undersigned separately holds any securities issued by the Company not received in the distribution, any such securities shall not be Company Securities subject to the restrictions herein.

The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal or state securities laws.

The undersigned hereby acknowledges and agrees that the undersigned will not, without the prior written consent of the Company, (1) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a “Disposition”) any Company Securities (collectively, the “Lock-Up Shares”), pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a period commencing on the date hereof and ending one hundred and eighty (180) calendar days after the date of the distribution, inclusive (the “Lock-Up Period”), (2) if the undersigned is a party to a registration rights agreement, during the Lock-Up Period, exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned’s Disposition of any of the Lock-Up Shares held by the undersigned, (3) if the undersigned is party to a registration rights agreement, otherwise participate as a selling securityholder in any manner in any registration of Lock-Up Shares effected by the Company under the Act, including under any registration statement, during the Lock-Up Period, or (4) engage in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of the Lock-Up Shares during the Lock-Up Period, even if the Lock-Up Shares would be disposed of by someone other than such holder, and such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such Lock-Up Shares.

A-1

Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, the Company has agreed that the foregoing restrictions shall not apply to:

(1)

any Disposition or transfer of the Lock-Up Shares to a family member, trust, or entity in which more than fifty percent (50%) of the voting interests are owned by the undersigned or the undersigned’s immediate family members (as defined in General Instruction A.1(a)(5) to Form S-8 under the Act);

(2)	any bona fide gift;

(3)	any Disposition or transfer of the Lock-Up Shares by will, intestate succession or by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(4)

any Disposition or transfer of the Lock-Up Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of the Company Securities involving a Change of Control (as defined below) (including any support or voting agreement entered into in connection therewith); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-up Shares of the undersigned shall remain subject to the restrictions contained in this letter agreement; or

(5)

distributions, transfers or dispositions of the Lock-up Shares (i) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Act) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned (collectively, “Affiliates”), or (ii) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, current or former partners (general or limited), members, beneficiaries, or other equity holders, or to the estates of such stockholders, partners, members, beneficiaries or other equity holders; or

(6)

the conversion of the undersigned’s Series A Preferred Stock outstanding preferred stock of the Company into shares of Common Stock; provided that any such shares of Common Stock received upon such conversion shall be subject to the terms of this letter agreement;

provided that in the case of any transfer, gift or other disposition pursuant to the immediately preceding clauses (1) or (2), except in the case of a bona fide gift to a charitable organization, the transferee, trust, donee or other recipient agrees to be bound in writing by the terms of this letter agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (including, for the avoidance of doubt, any filings under Section 16(a) and Section 13(d) or 13(g) of the Exchange Act but excluding any filings made after the expiration of the Lock-Up Period). For purposes of clause (4) above, “Change of Control” shall mean any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which would be that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company.

A-2

It is understood that, if the distribution does not occur on or before September 30, 2020, the obligations under this letter agreement shall automatically terminate.

In furtherance of the foregoing, the Company’s transfer agent and registrar are hereby authorized to decline to make any transfer of the Lock-Up Shares if such transfer would constitute a violation or breach of this letter agreement. This letter agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

A-3

Very truly yours,

Shackelton 2015 Family Trust

By:	/s/ Christopher Shackelton

Print Name:	Christopher Shackelton

[Signature Page to Lock-Up Agreement]

September 14, 2020

Universal Technical Institute, Inc.

4225 East Windrose Ave

Suite 200

Phoenix, AZ 8503

Re: Universal Technical Institute – Restriction on Stock Sales

The undersigned is receiving a distribution of Series A Convertible Preferred Stock issued by Universal Technical Institute, Inc. (the “Company”), $0.0001 par value per share (the “Preferred Stock”) from Coliseum Capital Partners II, L.P. (“CCPII”). The undersigned recognizes that it is in the best financial interests of the undersigned, as an owner of the Preferred Stock, that the undersigned not sell the Preferred Stock or any common stock into which the Preferred Stock may be converted in accordance with its terms for a reasonable period following the distribution. The Preferred Stock received in connection with the distribution by CCPII and any common stock into which such Preferred Stock may be converted is referred to herein as the “Company Securities”. For the avoidance of doubt, to the extent the undersigned separately holds any securities issued by the Company not received in the distribution, any such securities shall not be Company Securities subject to the restrictions herein.

The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal or state securities laws.

The undersigned hereby acknowledges and agrees that the undersigned will not, without the prior written consent of the Company, (1) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a “Disposition”) any Company Securities (collectively, the “Lock-Up Shares”), pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a period commencing on the date hereof and ending one hundred and eighty (180) calendar days after the date of the distribution, inclusive (the “Lock-Up Period”), (2) if the undersigned is a party to a registration rights agreement, during the Lock-Up Period, exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned’s Disposition of any of the Lock-Up Shares held by the undersigned, (3) if the undersigned is party to a registration rights agreement, otherwise participate as a selling securityholder in any manner in any registration of Lock-Up Shares effected by the Company under the Act, including under any registration statement, during the Lock-Up Period, or (4) engage in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of the Lock-Up Shares during the Lock-Up Period, even if the Lock-Up Shares would be disposed of by someone other than such holder, and such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such Lock-Up Shares.

A-1

Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, the Company has agreed that the foregoing restrictions shall not apply to:

(1)

any Disposition or transfer of the Lock-Up Shares to a family member, trust, or entity in which more than fifty percent (50%) of the voting interests are owned by the undersigned or the undersigned’s immediate family members (as defined in General Instruction A.1(a)(5) to Form S-8 under the Act);

(2)	any bona fide gift;

(3)	any Disposition or transfer of the Lock-Up Shares by will, intestate succession or by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(4)

any Disposition or transfer of the Lock-Up Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of the Company Securities involving a Change of Control (as defined below) (including any support or voting agreement entered into in connection therewith); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-up Shares of the undersigned shall remain subject to the restrictions contained in this letter agreement; or

(5)

distributions, transfers or dispositions of the Lock-up Shares (i) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Act) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned (collectively, “Affiliates”), or (ii) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, current or former partners (general or limited), members, beneficiaries, or other equity holders, or to the estates of such stockholders, partners, members, beneficiaries or other equity holders; or

(6)

the conversion of the undersigned’s Series A Preferred Stock outstanding preferred stock of the Company into shares of Common Stock; provided that any such shares of Common Stock received upon such conversion shall be subject to the terms of this letter agreement;

provided that in the case of any transfer, gift or other disposition pursuant to the immediately preceding clauses (1) or (2), except in the case of a bona fide gift to a charitable organization, the transferee, trust, donee or other recipient agrees to be bound in writing by the terms of this letter agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (including, for the avoidance of doubt, any filings under Section 16(a) and Section 13(d) or 13(g) of the Exchange Act but excluding any filings made after the expiration of the Lock-Up Period). For purposes of clause (4) above, “Change of Control” shall mean any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which would be that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company.

A-2

It is understood that, if the distribution does not occur on or before September 30, 2020, the obligations under this letter agreement shall automatically terminate.

In furtherance of the foregoing, the Company’s transfer agent and registrar are hereby authorized to decline to make any transfer of the Lock-Up Shares if such transfer would constitute a violation or breach of this letter agreement. This letter agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

A-3

Very truly yours,

By:	/s/ Adam L. Gray

Print Name: Adam L. Gray

By:	/s/ Kerri E. Miller

Print Name: Kerri E. Miller

[Signature Page to Lock-Up Agreement]

September 14, 2020

Universal Technical Institute, Inc.

4225 East Windrose Ave

Suite 200

Phoenix, AZ 8503

Re: Universal Technical Institute – Restriction on Stock Sales

The undersigned is receiving a distribution of Series A Convertible Preferred Stock issued by Universal Technical Institute, Inc. (the “Company”), $0.0001 par value per share (the “Preferred Stock”) from Coliseum Capital Co-Invest, L.P. (“CCC”). The undersigned recognizes that it is in the best financial interests of the undersigned, as an owner of the Preferred Stock, that the undersigned not sell the Preferred Stock or any common stock into which the Preferred Stock may be converted in accordance with its terms for a reasonable period following the distribution. The Preferred Stock received in connection with the distribution by CCC and any common stock into which such Preferred Stock may be converted is referred to herein as the “Company Securities”. For the avoidance of doubt, to the extent the undersigned separately holds any securities issued by the Company not received in the distribution, any such securities shall not be Company Securities subject to the restrictions herein.

The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal or state securities laws.

The undersigned hereby acknowledges and agrees that the undersigned will not, without the prior written consent of the Company, (1) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a “Disposition”) any Company Securities (collectively, the “Lock-Up Shares”), pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a period commencing on the date hereof and ending one hundred and eighty (180) calendar days after the date of the distribution, inclusive (the “Lock-Up Period”), (2) if the undersigned is a party to a registration rights agreement, during the Lock-Up Period, exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned’s Disposition of any of the Lock-Up Shares held by the undersigned, (3) if the undersigned is party to a registration rights agreement, otherwise participate as a selling securityholder in any manner in any registration of Lock-Up Shares effected by the Company under the Act, including under any registration statement, during the Lock-Up Period, or (4) engage in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of the Lock-Up Shares during the Lock-Up Period, even if the Lock-Up Shares would be disposed of by someone other than such holder, and such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such Lock-Up Shares.

A-1

Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, the Company has agreed that the foregoing restrictions shall not apply to:

(1)

any Disposition or transfer of the Lock-Up Shares to a family member, trust, or entity in which more than fifty percent (50%) of the voting interests are owned by the undersigned or the undersigned’s immediate family members (as defined in General Instruction A.1(a)(5) to Form S-8 under the Act);

(2)	any bona fide gift;

(3)	any Disposition or transfer of the Lock-Up Shares by will, intestate succession or by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(4)

any Disposition or transfer of the Lock-Up Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of the Company Securities involving a Change of Control (as defined below) (including any support or voting agreement entered into in connection therewith); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-up Shares of the undersigned shall remain subject to the restrictions contained in this letter agreement; or

(5)

distributions, transfers or dispositions of the Lock-up Shares (i) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Act) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned (collectively, “Affiliates”), or (ii) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, current or former partners (general or limited), members, beneficiaries, or other equity holders, or to the estates of such stockholders, partners, members, beneficiaries or other equity holders; or

(6)

the conversion of the undersigned’s Series A Preferred Stock outstanding preferred stock of the Company into shares of Common Stock; provided that any such shares of Common Stock received upon such conversion shall be subject to the terms of this letter agreement;

provided that in the case of any transfer, gift or other disposition pursuant to the immediately preceding clauses (1) or (2), except in the case of a bona fide gift to a charitable organization, the transferee, trust, donee or other recipient agrees to be bound in writing by the terms of this letter agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (including, for the avoidance of doubt, any filings under Section 16(a) and Section 13(d) or 13(g) of the Exchange Act but excluding any filings made after the expiration of the Lock-Up Period). For purposes of clause (4) above, “Change of Control” shall mean any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which would be that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company.

A-2

It is understood that, if the distribution does not occur on or before September 30, 2020, the obligations under this letter agreement shall automatically terminate.

In furtherance of the foregoing, the Company’s transfer agent and registrar are hereby authorized to decline to make any transfer of the Lock-Up Shares if such transfer would constitute a violation or breach of this letter agreement. This letter agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

A-3

Very truly yours,

Adam L. Gray Revocable Trust, U/A/D 10/6/2006

By:	/s/ Adam L. Gray

Print Name:	/s/ Adam L. Gray

[Signature Page to Lock-Up Agreement]

September 14, 2020

Universal Technical Institute, Inc.

4225 East Windrose Ave

Suite 200

Phoenix, AZ 8503

Re: Universal Technical Institute – Restriction on Stock Sales

The undersigned is receiving a distribution of Series A Convertible Preferred Stock issued by Universal Technical Institute, Inc. (the “Company”), $0.0001 par value per share (the “Preferred Stock”) from Coliseum Capital Partners II, L.P. (“CCPII”). The undersigned recognizes that it is in the best financial interests of the undersigned, as an owner of the Preferred Stock, that the undersigned not sell the Preferred Stock or any common stock into which the Preferred Stock may be converted in accordance with its terms for a reasonable period following the distribution. The Preferred Stock received in connection with the distribution by CCPII and any common stock into which such Preferred Stock may be converted is referred to herein as the “Company Securities”. For the avoidance of doubt, to the extent the undersigned separately holds any securities issued by the Company not received in the distribution, any such securities shall not be Company Securities subject to the restrictions herein.

The undersigned further recognizes that the Company Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal or state securities laws.

The undersigned hereby acknowledges and agrees that the undersigned will not, without the prior written consent of the Company, (1) offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of (collectively, a “Disposition”) any Company Securities (collectively, the “Lock-Up Shares”), pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a period commencing on the date hereof and ending one hundred and eighty (180) calendar days after the date of the distribution, inclusive (the “Lock-Up Period”), (2) if the undersigned is a party to a registration rights agreement, during the Lock-Up Period, exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company to register under the Act the undersigned’s Disposition of any of the Lock-Up Shares held by the undersigned, (3) if the undersigned is party to a registration rights agreement, otherwise participate as a selling securityholder in any manner in any registration of Lock-Up Shares effected by the Company under the Act, including under any registration statement, during the Lock-Up Period, or (4) engage in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of the Lock-Up Shares during the Lock-Up Period, even if the Lock-Up Shares would be disposed of by someone other than such holder, and such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from such Lock-Up Shares.

Notwithstanding the agreement not to make any Disposition during the Lock-Up Period, the Company has agreed that the foregoing restrictions shall not apply to:

(1)

any Disposition or transfer of the Lock-Up Shares to a family member, trust, or entity in which more than fifty percent (50%) of the voting interests are owned by the undersigned or the undersigned’s immediate family members (as defined in General Instruction A.1(a)(5) to Form S-8 under the Act);

(2)	any bona fide gift;

(3)	any Disposition or transfer of the Lock-Up Shares by will, intestate succession or by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement;

(4)

any Disposition or transfer of the Lock-Up Shares pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company, made to all holders of the Company Securities involving a Change of Control (as defined below) (including any support or voting agreement entered into in connection therewith); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-up Shares of the undersigned shall remain subject to the restrictions contained in this letter agreement; or

(5)

distributions, transfers or dispositions of the Lock-up Shares (i) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Act) of the undersigned, or to any investment fund or other entity controlled or managed by the undersigned or affiliates of the undersigned (collectively, “Affiliates”), or (ii) as part of a distribution, transfer or disposition without consideration by the undersigned to its stockholders, current or former partners (general or limited), members, beneficiaries, or other equity holders, or to the estates of such stockholders, partners, members, beneficiaries or other equity holders; or

(6)

the conversion of the undersigned’s Series A Preferred Stock outstanding preferred stock of the Company into shares of Common Stock; provided that any such shares of Common Stock received upon such conversion shall be subject to the terms of this letter agreement;

provided that in the case of any transfer, gift or other disposition pursuant to the immediately preceding clauses (1) or (2), except in the case of a bona fide gift to a charitable organization, the transferee, trust, donee or other recipient agrees to be bound in writing by the terms of this letter agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (including, for the avoidance of doubt, any filings under Section 16(a) and Section 13(d) or 13(g) of the Exchange Act but excluding any filings made after the expiration of the Lock-Up Period). For purposes of clause (4) above, “Change of Control” shall mean any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which would be that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than fifty percent (50%) of the total voting power of the voting stock of the Company.

It is understood that, if the distribution does not occur on or before September 30, 2020, the obligations under this letter agreement shall automatically terminate.

In furtherance of the foregoing, the Company’s transfer agent and registrar are hereby authorized to decline to make any transfer of the Lock-Up Shares if such transfer would constitute a violation or breach of this letter agreement. This letter agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

Very truly yours,

Adam L. Gray Revocable Trust, U/A/D 10/6/2006

By:	/s/ Adam L. Gray

Print Name:	/s/ Adam L. Gray

[Signature Page to Lock-Up Agreement]